Execution Version

EXHIBIT 10.3

THIS AMENDMENT TO THE COFACE FACILITY AGREEMENT (this “Amendment”), dated as of November 24, 2015 (the “Effective Date”), is made by and among IRIDIUM COMMUNICATIONS INC., a Delaware corporation (the “Parent”), IRIDIUM SATELLITE LLC, a Delaware limited liability company, as borrower (the “Borrower”), THE GUARANTORS under and as defined in the COFACE Facility Agreement referred to below, and SOCIÉTÉ GÉNÉRALE as agent of the other Finance Parties (in this capacity the “COFACE Agent”) and is made with reference to the COFACE Facility Agreement, dated as of October 4, 2010, as amended and restated as of May 2, 2014 and as further amended as of May 7, 2015, by and among the Parent, the Borrower, the other Obligors party thereto, the Lenders party thereto, the COFACE Agent and DEUTSCHE BANK TRUST COMPANY AMERICAS as security agent and trustee for the Secured Parties (as amended, restated, supplemented, replaced or otherwise modified from time to time, the “COFACE Facility Agreement”).

agreement:

1.	Definitions; Interpretation

1.1Definitions

Capitalised terms defined in the COFACE Facility Agreement have, unless expressly defined in this Amendment, the same meaning in this Amendment.

1.2Construction

The principles of construction set out in Clause 1.2 (Construction) of the COFACE Facility Agreement will have effect as if set out in this Amendment.

2.	AmendmentS

2.1Insurance Schedule

Effective as of the Effective Date, the COFACE Facility Agreement is hereby amended by deleting Schedule 21 thereto in its entirety and replacing it with the Schedule 21 annexed hereto at Exhibit A.

2.2Contract Amount of Satellite Supply Contract

Effective as of the Effective Date, the COFACE Facility Agreement is hereby amended by, in the definition of “Contract Amount” in Section 1.1, deleting “within 10 Business Days after the Initial CP Satisfaction Date” and adding the following phrase at the end (after the bracket closes):

excluding all amounts payable by the Borrower to the Supplier on behalf of third parties under the Satellite Supply Contract (including, without limitation, in respect of hosted payloads), except amounts paid by the Borrower to the Supplier on behalf of such third parties to the extent the Borrower has not received the corresponding amounts from such third parties.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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3.	Representations
3.1	Representations

The representations set out in this Clause 4 (Representations) are made by each Obligor on the date of this Amendment to each Finance Party.

3.2	Powers and authority

It has the power to enter into, perform and deliver, and has taken all necessary action to authorise the entry into, performance and delivery of, this Amendment and the transactions contemplated by this Amendment.

3.3	Legal validity

Subject to the Legal Reservations, the obligations expressed to be assumed by it in this Amendment are legal, valid, binding and enforceable obligations.

3.4	Non-conflict

The entry into and performance by it of, and the transactions contemplated by, this Amendment do not and will not conflict with:

(a)	any law or regulation applicable to it;
(b)	its constitutional documents; or
(c)

any agreement or instrument binding upon it or any of its assets or constitute a default of termination event (however described) under any such agreement or instrument where such circumstance has or is reasonably likely to have a Material Adverse Effect.

3.5	Authorisations

All authorisations required by it in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, this Amendment have been obtained or effected (as appropriate) and are in full force and effect.

3.6	Governing law and enforcement
(a)	Subject to the Legal Reservations, the choice of governing law of this Amendment will be recognised and enforced in its Relevant Jurisdictions.
(b)	Subject to the Legal Reservations, any judgment obtained in relation to this Amendment will be recognised and enforced in its Relevant Jurisdictions.
3.7	COFACE Facility Agreement

Unless a representation and warranty set out in Clause 20 (Representations) of the COFACE Facility Agreement is expressed to be given at a specific date, each Obligor makes the representations and warranties set out in Clause 20 (Representations) of the COFACE Facility

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Agreement (other than the representations and warranties in Clauses 20.14(a), (b) and (c) (Original Financial Statements), 20.18 (Taxation) and 20.24 (Shares and Material Companies) of the COFACE Facility Agreement) on the Effective Date, in each case as if references to the COFACE Facility Agreement are references to the COFACE Facility Agreement, as amended hereby, with reference to the facts and circumstances then existing, provided that, in the case of those representations and warranties contained in Clause 20.13 (No misleading information) of the COFACE Facility Agreement, such representations and warranties are made only with respect to any subsequent and new information delivered under the COFACE Facility Agreement since the last period where such representation and warranty was made or deemed to be made under the COFACE Facility Agreement.

4.	CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective on the Effective Date upon the due execution of a signature page to this Amendment by each of the Parent, the Borrower, the other Obligors and the COFACE Agent on behalf of the Finance Parties and delivery of each party’s respective signature pages to each of the other parties hereto.

5.	Governing law; jurisdiction, etc.

This Amendment and any non-contractual obligations arising out of or in connection with it are governed by English law. The provisions of Clause 40 (Enforcement) of the COFACE Facility Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

6.	Miscellaneous
(a)	This Amendment is a Finance Document.
(b)	Each Obligor:
(i)	agrees to the amendments to the COFACE Facility Agreement as contemplated by this Amendment; and
(ii)	with effect from the Effective Date, confirms that any guarantee or security given by it or created under a Finance Document will:
(A)	continue in full force and effect; and
(B)	extend to the liabilities and obligations of the Obligors to the Finance Parties under the Finance Documents as amended by this Amendment.
(c)

On and after the date hereof, each reference in the COFACE Facility Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the COFACE Facility Agreement, and each reference in the other Finance Documents to the “COFACE Facility Agreement”, “thereunder”, “thereof” or words of like import referring to the COFACE Facility Agreement shall mean and be a reference to the COFACE Facility Agreement as amended by this Amendment.

(d)	Except as specifically amended by this Amendment, the COFACE Facility Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(e)

Each Finance Party reserves any other right or remedy it may have now or subsequently.  The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Finance Parties under the COFACE Facility Agreement except as expressly provided herein.

(f)	Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
(g)

This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Signatures to this Amendment may be delivered by facsimile or other electronic means of transmission, and any signature so delivered shall be deemed an original executed counterpart.

[Signature pages follow.]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

Parent

IRIDIUM COMMUNICATIONS INC.

By: /s/ Thomas J. Fitzpatrick

Name:  Thomas J. Fitzpatrick

Title:Chief Financial Officer

Borrower

IRIDIUM SATELLITE LLC

By: /s/ Thomas J. Fitzpatrick

Name:  Thomas J. Fitzpatrick

Title:Chief Financial Officer

Obligors

IRIDIUM COMMUNICATIONS INC.

By: /s/ Thomas J. Fitzpatrick

Name:  Thomas J. Fitzpatrick

Title:Chief Financial Officer

IRIDIUM HOLDINGS LLC

By: /s/ Thomas J. Fitzpatrick

Name:  Thomas J. Fitzpatrick

Title:Chief Financial Officer

IRIDIUM CARRIER HOLDINGS LLC

By: /s/ Thomas J. Fitzpatrick

Name:  Thomas J. Fitzpatrick

Title:Chief Financial Officer

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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IRIDIUM CARRIER SERVICES LLC

By: /s/ Thomas J. Fitzpatrick

Name:  Thomas J. Fitzpatrick

Title:Chief Financial Officer

IRIDIUM CONSTELLATION LLC

By: /s/ Thomas J. Fitzpatrick

Name:  Thomas J. Fitzpatrick

Title:Chief Financial Officer

IRIDIUM GOVERNMENT SERVICES LLC

By: /s/ Thomas J. Fitzpatrick

Name:Thomas J. Fitzpatrick

Title:Chief Financial Officer, Iridium Constellation LLC, its manager

SYNCOM-IRIDIUM HOLDINGS CORP.

By: /s/ Thomas J. Fitzpatrick

Name:  Thomas J. Fitzpatrick

Title:Chief Financial Officer

IRIDIUM BLOCKER-B INC.

By: /s/ Thomas J. Fitzpatrick

Name:  Thomas J. Fitzpatrick

Title:Chief Financial Officer

IRIDIUM SATELLITE SA LLC

By: /s/ Thomas J. Fitzpatrick

Name:Thomas J. Fitzpatrick

Title:Chief Financial Officer, Iridium Satellite LLC, its manager

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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COFACE Agent

SOCIÉTÉ GÉNÉRALE

By: /s/ Sébastien Jourdet

Name:  Sébastien Jourdet

Title:

By: /s/ Fleur Ferrari

Name:  Fleur Ferrari

Title:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Exhibit A

To Amendment to the COFACE Facility Agreement

Schedule 21 to the COFACE Facility Agreement

[Attached.]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

#4825-6419-9206

Schedule 21

Insurance

In this Schedule:

Constellation Aggregate Insurance means insurance covering losses that do not result in a payout under the Falcon Insurance because they are within the franchise of two (2) per launch, plus Partial Losses under both the Dnepr Insurance and Falcon Insurance that do not result in a payout under those policies, when such losses aggregate to at least six (6) total losses, constructive total losses or Equivalent Satellite Losses, subject to self-insurance of three (3) Satellites (provided that the total self-insurance across all policies shall not exceed nine (9) Satellites).

Dnepr Insurance means insurance covering the launch from transfer of risk of loss from TAS under the Satellite Supply Contract and the first twelve months in-orbit of the two (2) Satellites to be launched on the Denpr launch vehicle.

Equivalent Satellite Loss means an aggregation of Partial Losses on multiple Satellites aggregating to 125% of a Satellite.

Falcon Insurance means insurance (together with terminated ignition insurance, unless TAS extends the point of transfer of risk of loss to cover any terminated ignition risk) covering the launch from transfer of risk of loss from TAS under the Satellite Supply Contract and the first twelve months in-orbit of the Satellites to be launched on the Falcon 9 launch vehicle, subject to (i) a franchise of no more than two (2) Satellites per ten (10) Satellites launched on each Falcon 9 launch vehicle and (ii) self-insurance of nine (9) Satellites and one Launch Vehicle for launch losses and three (3) Satellites for in-orbit losses (provided that the total self-insurance across all policies shall not exceed nine (9) Satellites).

[***]

Partial Loss means, using the loss definitions in the Dnepr Insurance or Falcon Insurance, as applicable, degradation of the available satellite operational capability of a Satellite of less than 75%.

[***]

Total Required Insurance Amount means the aggregate amounts of insurance that are provided under the Dnepr Insurance, Falcon Insurance and Constellation Aggregate Insurance, being a total aggregate amount of USD2,777,000,000 (subject to the self-insurance elements of the Falcon Insurance and the Constellation Aggregate Insurance).

1.

Appendix 1 specifies the insurances which are to be effected or procured by the Obligors (or which the Obligors are to ensure are effected or procured by TAS and the Launch Services Providers, as the case may be).  The Borrower shall procure that the insurances specified in Appendix 1 are purchased and maintained in full force and effect for the period of cover set out in Appendix 1.

2.

Terms and conditions in the launch and initial-in orbit insurance set out in Section 3 of Part 1 of Appendix 1 (for the avoidance of doubt, including insurance in respect of replacement launches to the extent applicable) (the Launch and Initial In-Orbit Insurance) shall include provisions customary at the time of placement including:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(a)	loss payee provision satisfactory to the COFACE Agent;
(b)	insurance to be primary to any other insurance carried by the insured;
(c)	that the proceeds of the launch insurance claims are subject to security by way of assignment and/or délégation to the COFACE Agent and/or the Security Agent;
(d)	the Security Agent, on behalf of the Finance Parties has the right, but not the obligation, to pay premiums;
(e)

insurers waive all rights of (i) set off or counterclaim against the Obligors in connection with their obligations to make payments under such insurance, except as regards payment of premium under the applicable policy and (ii) subrogation against the Security Agent and the Finance Parties; and

(f)	provision of Brokers' standard letter of undertaking (in substantially the form attached as Appendix 3) and acknowledgement of assignment.
3.

3 months before the anticipated date of any launch (the Scheduled Launch Date), or such later time as agreed by the COFACE Agent, the Borrower shall provide evidence to the COFACE Agent that the Launch and Initial In-Orbit Insurances are confirmed bound.  No later than:

(a)	(in the case of a Falcon launch) ninety (90) days before the Scheduled Launch Date; and
(b)	(in the case of a DNEPR launch), sixty (60) days before the Scheduled Launch Date,

or, upon written request from the Borrower and subject to the approval of the COFACE Agent, such later mutually agreed date based on prevailing market conditions but not later than thirty (30) days before the Scheduled Launch Date, the Borrower shall provide to the COFACE Agent and the Security Agent the Launch and Initial In-Orbit Insurance documentation duly agreed by all parties thereto.

4.

All insurers shall be of internationally recognised reputation in the satellite insurance marketplace and carrying a Standard & Poor's Rating Services ("S&P") insurer security rating of no less than A-, or AM Best A- or Fitch A- or Moody’s A3 or equivalent, or with a credit rating or credit standing otherwise acceptable to the COFACE Agent (acting on the advice of the Insurance Adviser) (an Acceptable Insurer) subject, in the case of each class of Insurance, to a basket of ten per cent. (10%) of the sum insured:

(a)	(subject to paragraph (b) below) that may be allocated to insurers rated BBB by S&P or B++ by AM Best or Fitch BBB or Moody’s Baa2 or equivalent; and
(b)	of which (subject to KYC approval):
(i)	in relation to the Launch and In-Orbit Insurance for the first launch, cover in an amount of up to [***]% of the insurance value of such launch may be placed with [***]; and
(ii)	in relation to the Launch and In-Orbit Insurance for the first three launches, cover in an amount of up to:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(A)	[***]% of the insurance value of all three such launches may be placed with [***] (in addition to the amount of the insurance value in relation to the first launch set forth in clause (i) above); and
(B)	[***]% of the insurance value of all three such launches may be placed with [***],

and for subsequent launches, the participations of such insurers for any given launch shall not exceed [***]% of the pro-rated Total Required Insurance Amount for that launch.

5.	The total premium paid by the Borrower for all the Launch and Initial In-Orbit Insurance policies shall not exceed USD[***] without the prior consent of the Majority Lenders.
6.	Within fifteen (15) days after the first launch, the Borrower shall provide to the COFACE Agent and the Technical Adviser a status report on:
(a)	the progress of the launch and the related In-Orbit Acceptance; and
(b)	the implementation of the provisions of this Schedule 21; and

if requested by the COFACE Agent shall meet together with the Insurance Adviser and Technical Adviser in order to discuss the same.

7.

On the first and sixteenth day (or if such day is not a Business Day, on the first Business Day thereafter) of each month following 24 November 2015, the Borrower shall address to the COFACE Agent a status report on the implementation of the insurance program contemplated by this Schedule 21.

8.	The Borrower shall:
(a)	make (or prior to the date of the Amendment shall have made) its reasonable efforts to seek for additional placement:
(i)	for the Constellation Aggregate Insurance; and
(ii)	to cover for any Satellite which has not reached its operational orbit within 12 months of the relevant launch,

at reasonable market conditions considered as such by the Insurance Adviser; and

(b)

for so long as such efforts to obtain additional insurance cover proves totally or partly unsuccessful, no later than 60 days before each Scheduled Launch Date, address to the COFACE Agent (who shall address the same to COFACE no later than 30 days before each Scheduled Launch Date) a report by (x) an acceptable insurance broker (it being agreed, without limitation, that Marsh USA is an acceptable insurance broker) or (y) the Insurance Adviser:

(i)	describing in reasonable detail the status of; and
(ii)	certifying the Borrower directs its reasonable efforts into,

such efforts to obtain additional insurance cover at reasonable market conditions considered as such by the Insurance Adviser.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Appendix 1

Insurance Schedules

Part 1

Material Insurance

1.	Pre-launch property "all risks" insurance:

Pre-launch property "all risks" insurance to be provided by TAS under the Satellite Supply Contract, covering the Satellites before risk transfers to the Borrower.

The insurance will include the Borrower and/or its designees named as an additional insured on such insurance policy(ies) to the extent of their interest and the Borrower shall use best efforts to procure that the Security Agent is also named as an additional insured on such insurance policy(ies) to the extent of its interest.

2.	Pre-launch and launch liability insurance:
(a)	Where the Launch Services Provider is SpaceX:

Pre-launch and launch liability insurance to be provided by SpaceX covering legal liability for third party property damage and bodily injury caused by an occurrence resulting from the activities carried out by the Borrower and SpaceX, their contractors, subcontractors, suppliers and agents related to the SpaceX Launch Contract at the Launch Site as required by the SpaceX Launch Contract.

The insured parties will be SpaceX, the Borrower, U.S. Government, TAS, their contractors, subcontractors, suppliers and agents, COFACE, the Lenders and all others provided for by the SpaceX Launch Contract.

The insurance will provide a limit of liability at least to the levels required pre-launch and post launch by the FAA for a Falcon 9 launching from Vandenberg Air Force Base, California.

(b)	Where the Launch Services Provider is International Space Company Kosmotras (Kosmotras):

Pre-launch and launch liability insurance to be provided by Kosmotras covering legal liability for third party property damage and bodily injury caused by an occurrence resulting from the activities carried out by the Borrower and Kosmotras, their contractors, subcontractors, suppliers and agents related to the Launch Services Contract, dated June 14, 2011, between the Borrower and Kosmotras (the Kosmotras Launch Contract) at the launch site as required by the Kosmotras Launch Contract.

The insured parties will be Kosmotras, the Borrower, Russian government, US government, TAS, their contractors, subcontractors, suppliers and agents, COFACE, the Lenders and all others provided for by the Kosmotras Launch Contract.

The insurance will provide a limit of liability at least to the levels required pre-launch and post launch by the Ministry of Defense in Russia, for a Dnepr launching from Yasny, Russia.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(c)	Where an alternative Launch Services Provider is selected (pursuant to Schedule 22 (Back-Up Launch Strategy)):

Pre-launch and launch liability insurance to be provided by the Launch Services Provider acceptable to the COFACE Agent (acting on the advice of the Insurance Adviser), and based on the customary terms of coverage provided by the Launch Services Provider taking into account the launch vehicle/site and launch programme).

3.	Launch and Initial In-Orbit insurance:
(a)	Satellites and Launch Vehicles

Where the Launch Services Provider is SpaceX and Kosmotras:

Launch and Initial In-Orbit Insurance to be provided by the Borrower from transfer of risk of loss from TAS to the Borrower under the Satellite Supply Contract, for "all risks" of physical loss of or damage to each of the 72 Satellites (subject to the franchises and self-insurance elements under the Falcon Insurance and Constellation Aggregate Insurance) arising out of the launch thereof in each case, until 12 months after the launch thereof.

The insured parties will be the Borrower and the Security Agent and the insurance will conform to the subrogation waiver requirements in the Satellite Supply Contract and the Launch Services Contracts.

The insurance will provide coverage:

(i)

during the period from transfer of risk of loss from TAS up to separation of each Satellite from the launch vehicle, of each of the insured 72 Satellites, in an amount equivalent to the replacement value of the Satellites plus the pro-rated cost of launch services for such Satellites (subject to the self-insurance elements of the Falcon Insurance and Constellation Aggregate Insurance); and

(ii)

during the 12 months post-separation phase of each launch of each of the insured 72 Satellites, after In Orbit Acceptance of each of the Satellites, at least equal to the amount of the replacement value of the Satellites plus the pro-rated cost of launch services such Satellites, as follows (on a cumulative basis and taking into account (if applicable, but it being agreed that the Borrower shall use its best efforts to (i) subscribe to insurance with no cap or (ii) subscribe to additional insurance to cover any shortfall due to a cap) the [***] and the [***]):

(i)	in respect of the Constellation Aggregate Insurance, for at least [***]% of the maximum amount of USD637,500,000 (subject to the self-insurance elements of the Constellation Aggregate Insurance);
(ii)	in respect of each Falcon launch for an insurance amount of no less than USD383,000,000 per launch (subject to the self-insurance elements of the Falcon Insurance);
(iii)	in respect of the first launch, for an insurance amount of no less than USD96,000,000; and
(iv)	in respect of all launches (taken together) after the third launch, for 100% of the pro-rated Total Required Insurance Amount for those launches,

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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it being specified that:

(i)

in respect of Satellites launched by Kosmotras, the amount of insurance required to be recoverable from insurers is not to be made subject to any franchise or self-insured retention or deductible amount; and

(ii)	in respect of Satellites launched by SpaceX, the amount of insurance recoverable in accordance with this Paragraph (a) may be made subject to a franchise not exceeding:
(A)	2 Satellites (i.e., indemnity for three Satellites triggered on the loss of every third Satellite) of each separate batch of 10 launched by SpaceX; and
(B)

under the Constellation Aggregate Insurance, the first 5 Satellites (i.e., indemnity for six Satellites triggered on the loss of every sixth Satellite) before indemnity is triggered for the replacement of the first six Satellites and the second 5 Satellites before indemnity is triggered for the replacement of the next six Satellites but thereafter no franchise is to apply.

For purposes of clarification, the “replacement value of the Satellites” does not intend to include the costs of insurance of the insurance premium costs that were required to insure the replacement cost of the Satellites for each insured launch.

The insured parties will be the Borrower and the Security Agent and the insurance will conform to the subrogation waiver requirements in the Satellite Supply Contract and the Launch Services Contracts.

(b)	Where an alternative Launch Services Provider is selected (pursuant to Schedule 22 (Back-Up Launch Strategy)):

Launch and Initial In-Orbit Insurance to be provided by the Borrower as agreed with the Majority Lenders (in consultation with the Insurance Adviser, and based on the general parameters applicable for SpaceX including self-insurance, franchises and deductibles, but taking into account relevant differences in the Launch Services Contract, launch vehicle/site and launch programme).

The insurance shall include Lender clauses substantially in the form set out in Appendix 2.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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PART 2

Non Material Insurance

1.	Property Insurance:

Property damage insurance with respect to property other than the Satellites in such amounts and on such terms and conditions as are customarily carried by companies engaged in the same or a similar business in places where such business is conducted.

2.	Commercial General Liability Insurance:

Commercial general liability insurance against claims for bodily injury (including death) and property damage in such amounts and on such terms and conditions as are customarily carried by companies engaged in the same or a similar business in places where such business is conducted.

3.	Other:

Insurance required by applicable law and prudent operator practice.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Appendix 2

Lender Clauses

The Lender clauses to be included in the insurances as set out in Part 1 of Appendix 1 are to be as follows or as otherwise agreed and approved in writing by the Security Agent (in consultation with the Lenders’ Insurance Adviser). For the purposes of clarification, Lender clauses agreed with the insurers at or prior to the date of this amendment are deemed to have been approved in writing by the Security Agent.

The Lender Clauses below may be included in or by way of endorsement to the insurance or as an amendment thereto:

It is agreed that with effect from inception of the Period, the following applies:

The Named Insured has entered into a credit facility agreement dated 4 October 2012 (as amended and/or restated on 2 May 2014 and on 24 November 2015) with Deutsche Bank AG (Paris Branch), Banco Santander SA, Société Générale, Natixis, Mediobanca International (Luxembourg) S.A. and the other lenders thereunder (the Lenders) (the Facility Agreement).

Under the Facility Agreement, Société Générale acts as the facility agent (the Agent) and Deutsche Bank Trust Company Americas as the security agent (the Security Agent) for the Lenders under the associated security agreements.

The Security Agent, on behalf of the Lenders, is added as Additional Insured under the insurance, whose rights are limited to those expressly stated in this Endorsement irrespective of what law or custom may require or imply.

Additional Insureds

The Security Agent, on behalf of the Lenders:

Deutsche Bank Trust Company Americas, 60 Wall Street, 16th floor, New York, NY, USA.

The following provisions shall be included in the Launch and Initial In-Orbit insurance wordings in all material respects substantially as follows:

1.	Loss Payee provision of the Launch and Initial In-Orbit insurance:

Claims under this insurance are adjusted with the Named Insured and paid to the Security Agent for the benefit of the Lenders to the extent of the Lenders' interest.  Payment must be by electronic funds transfer and sent to the following account:

[***]

The Named Insured, the Additional Insured and the Insurers agree to sign a mutual release agreement acceptable to each of them before a claim is paid.

2.	Subrogation Condition:

The Insurers shall waive all rights of subrogation against the Additional Insured.

3.	Cancellation Condition is amended to read:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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This insurance may be cancelled only by mutual written agreement between the Named Insured, the Security Agent and the Insurers except that this insurance may be cancelled unilaterally by the Insurers for non-payment of Premium.

If cancellation is due to non-payment of Premium, the Insurers must give written notice of cancellation to the Named Insured and the Security Agent at least 15 days in advance of the effective date of cancellation.  The 15 day period begins on the date on which the notice has been received by the Named Insured and the Security Agent.  Payment of the Premium due within the notice period by the Named Insured or Additional Insured voids the notice of cancellation for non-payment of Premium.

4.

The Insurers acknowledge and agree that this insurance and the Constellation Aggregate Insurance and Falcon Insurance provide the main cover for the Named Insured and that in the event of a loss covered under this insurance and the Constellation Aggregate Insurance and Falcon Insurance which is also covered either in whole or in part under any other insurances effected by or on behalf of the Named Insured or the Additional Insureds, this insurance responds as if those other insurances are not in force.

5.

The Insurers acknowledge and agree not to exercise any right of set off (other than with respect to non payment of Premium) and counterclaim against the Named Insured or the Additional Insured, provided that such set off and counterclaim only refers to set off or counterclaim for another debt or obligation unrelated to the Iridium insurance.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Appendix 3

FORM OF BLOU (LAUNCH & IN ORBIT INSURANCE)

BROKER’S LETTER OF UNDERTAKING

To:	Agent Bank as agent (the COFACE Facility Agent) under the COFACE Facility Agreement (as defined below)

Broker Letter of Undertaking

[●] Month [2014]

Dear Sirs,

We, Marsh Limited, have been requested by Iridium Satellite LLC (the Borrower) to provide you with certain confirmations relating to the insurances arranged by us in relation to the Iridium NEXT project. Accordingly we provide you with the confirmations set out below.

For purposes hereof:

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in London.

“COFACE Facility Agreement” means the senior term loan facility agreement dated [●] 2010 and made between, amongst others, the Borrower and [Agent Bank] as COFACE Facility Agent, as amended from time to time.

“Finance Parties” has the meaning given to it in the COFACE Facility Agreement.

“Insurer” means the insurer with whom the Policy has been taken out.

“Security Agent” means [●]

We confirm that:

(a)

the insurances  summarised in Appendix 1 attached to this letter (the Insurances) are, to the best of our knowledge in full force and effect in respect of the risks set out in the insurance coverages evidenced in the policies/cover notes attached as Appendix 2 (the Policies). Subject to confirmation by the Insurance Adviser, the Insurances are structured to comply with the Borrower’s obligations with respect to Schedule 21 (Insurance) to the COFACE Facility Agreement;

(b)

all premia due to date in respect of the Insurances required to be paid as at the date of this letter in accordance with the terms of credit for the Borrower are paid, and the Insurances are, to the best of our knowledge and belief, placed with insurers, which as at the time of placement comply with (i) the requirements of Schedule 21 (Insurance) of the COFACE Facility Agreement and/or (ii) as mutually agreed by all parties to the COFACE Facility Agreement;

(c)	the Insurances name the Security Agent (for and on behalf of the Finance Parties) as additional insured and as loss payee in each of the policies;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(d)

we are not aware of any reason why the Borrower or any Insurer, in our reasonable opinion, may be unwilling or unable to honour its obligations in relation to the Insurances, or to avoid the Insurances or any claim, in whole or in part; and

(e)

we undertake to promptly advise the COFACE Facility Agent and the Security Agent in writing upon being notified by the Insurer that the Insurance(s) have been cancelled or that the Insurer deems the Borrower to be in default of the Insurance.

(f)

The confirmations in (e) above only relate to knowledge and information formally acquired in our capacity as broker to the Borrower, as the case may be, in relation to the Insurances and ceases upon Marsh no longer being the broker for the Borrower of the Insurance.

We further undertake:

(a)

upon being notified, to promptly forward to all Insurers at the time of inception and/or renewal of and/or any change in the identity of any Insurers any notice of assignment to the Security Agent of the Borrower's rights under the Insurances and to the insurance proceeds in relation to the Insurances, substantially in the form set out in Appendix 4 of Schedule 21 (Insurance) of the COFACE Facility Agreement, duly executed by the Borrower and received by us, and to use our reasonable endeavours:

(i)	to secure the Insurers’ acknowledgement of receipt of such notices of assignment; and
(ii)	to confirm that such notices are incorporated into or endorsed on the policies, of the Insurance,

and to provide the COFACE Facility Agent and the Security Agent with copies of such notices, endorsements and acknowledgements;

(b)	to promptly notify you:
(i)	upon our becoming notified in writing of any material change or alteration made or proposed to be made to the Insurances;
(ii)	upon our receiving any notice of cancellation (including for non-payment of premium) of the Insurance by an Insurer;
(iii)

in the event of our being notified of any purported assignment of or the creation of any security interest over the Borrower's interest or rights in any of the Insurances (other than any such assignment or security interest created pursuant to a Transaction Security Document (as defined in the COFACE Facility Agreement); and

(iv)	after giving or receiving notice of termination of our appointment as insurance brokers to the Borrower in relation to the Insurances.
(c)

to maintain intact files (including all documents disclosed and correspondence in connection with the placement of the Insurances and claims thereunder) and to give to the Security Agent and COFACE Facility Agent all such information relating to the Insurances (including true copies of any placing slips) as the Security Agent and COFACE Facility Agent may reasonably request in writing, provided such disclosures are subject to Marsh’s record retention policies;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(d)	to promptly provide to pass on to the COFACE Facility Agent and Security Agent copies of any notice given by any Insurer under or in respect of the Insurances to the Finance Parties; and

The above undertakings are given:

(a)

subject to our lien, if any, on the Insurances referred to above for premia due under such Insurances in respect of the Insurances and subject to the Insurers' right of cancellation on default in payment of such premia;

(b)	subject to our continuing appointment as insurance brokers to the Borrower in relation to the Insurances; and
(c)	subject to the termination date of [insert date commitment ends] in which case all of our obligations under this letter shall cease.

We have arranged the Insurance on the basis of information and instructions given by the Borrower. We have not made any particular or special enquiries regarding the Insurance beyond those that we normally make in the ordinary course of arranging insurances on behalf of our clients. The confirmations set out in this letter are given by reference to our state of knowledge at the date hereof.

Save insofar as we have given agreements or representations in this letter, it is to be understood by the addressees of this letter that they may not rely on any advice which we have given to the Borrower, and we do not represent that the Insurance are suitable or sufficient to meet the needs of the addressees who must take steps and advice of their own as they consider necessary in order to protect their own interests.

This letter has been prepared exclusively for the use of the parties to whom it is addressed. No responsibility is accepted to any third party for any part of the contents of this letter and in the event that it is disclosed to a third party any and all liability howsoever arising to that third part is hereby expressly excluded.

Our aggregate liability to any persons who act in reliance on this letter, or on any other broker’s letter of undertaking issued by us in respect of the Insurances, for any and all matters arising from them and the contents thereof shall in any and all events be limited to the sum of $5,000,000, even if we are negligent. We do not limit our liability for our fraud.

For the avoidance of doubt, all confirmations given in this letter relate solely to the Insurance. They do not apply to any other insurances or reinsurances, and nothing in this letter should be taken as providing undertakings or confirmations in relation to any other insurance or reinsurance that ought to have been placed by, or may at some future date be placed by, other brokers.

This letter and all non-contractual obligations arising out of or in connection with this letter shall be governed by and shall be construed in accordance with New York law and any dispute as to its terms shall be submitted to the exclusive jurisdiction of the federal courts of New York.

Yours faithfully,

Name:

Title:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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for and on behalf of

Marsh Limited

Acknowledged and agreed

Name:

Title:

for and on behalf Marsh Inc

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Appendix 4

FORM OF NOTICE OF ASSIGNMENT OF INSURANCE AND INSURANCE PROVIDER ACKNOWLEDGEMENT

Form of Assignment Notice

[on the letterhead of the relevant Obligor]

From:[OBLIGOR]

To:[INSURANCE PROVIDER]

Copy:[SECURITY AGENT]

[DATE]

Ladies and Gentlemen,

Re: [describe insurance policy] (the Insurance Policy)

1.	Notice

We give you notice that we have granted to [SECURITY AGENT] the (Security Agent) a first‑priority security interest in all of our rights, interests and benefits under the Insurance Policy.

2.	Authorization

We irrevocably instruct and authorize you, from and after the date of this letter, to send copies of any notices and other information required or permitted to be sent to us under the Insurance Policy to the Security Agent as follows:

[●]

Fax:[●]

Attention:[●]

3.	Amendments

The instructions in this letter may not be revoked or amended without the prior written consent of the Security Agent.

4.	Acknowledgement

We request that you indicate your agreement to the terms of this notice by signing and returning to the Security Agent and to us copies of the acknowledgement that is attached.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Yours faithfully,

[OBLIGOR]

By:

Title:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Appendix 5

Form of Assignment Acknowledgement

[on the letterhead of the Insurance Provider]

From:[INSURANCE PROVIDER]

To:[SECURITY AGENT]

and

[OBLIGOR]

[DATE]

Ladies and Gentlemen:

Re:[describe the Insurance Policy] (the Insurance Policy)

We confirm that we have received from [SECURITY PROVIDER] (the Security Provider) a notice dated [          ] (the Notice) informing us that the Obligor has granted to [SECURITY AGENT] (the Security Agent) a first‑priority security interest in all of its rights and interests under the Insurance Policy.  We also confirm that we have not received notice of any other assignment of the Insurance Policy or of any interest or claim of any third party in or to the Insurance Policy.

Yours faithfully,

[INSURANCE PROVIDER]

By:

Title:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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